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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 11, 2000
                                 Date of Report
                        (Date of earliest event reported)


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                              DECRANE HOLDINGS CO.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       333-70363               13-4019703
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                   C/O DLJ MERCHANT BANKING PARTNERS II, L.P.
                       277 PARK AVENUE, NEW YORK, NY 10172
          (Address, including zip code, of principal executive offices)


                                 (212) 892-3000
              (Registrant's telephone number, including area code)


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                                 NOT APPLICABLE
(Former address and telephone number of principal executive offices, if changed since last report)

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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF CARL F. BOOTH & CO., INC.

     On May 11, 2000 we completed the acquisition of substantially all of the assets, subject to accounts payable and accrued expenses assumed, of Carl F. Booth & Co., Inc. Carl Booth, which will be part of our Cabin Management Group, is an Indiana-based manufacturer of wood veneer panels primarily used in aircraft interior cabinetry. We intend to continue to use the acquired assets to manufacture products similar to those previously manufactured by Carl Booth.

     The total purchase price was $19.5 million, plus a maximum of $2.0 million of contingent consideration payable over three years based on future attainment of defined performance criteria. The total purchase price includes an estimated $0.8 million of acquisition related costs. The acquisition will be accounted for as a purchase and the difference between the purchase price and the fair value of the net assets acquired will be recorded as goodwill and amortized on a straight-line basis over thirty years. The amount of contingent consideration paid in the future, if any, will increase goodwill and will be amortized prospectively over the remaining period of the initial thirty-year term. Our consolidated financial statements will include Carl Booth's financial position and its results of operations for periods subsequent to May 1, 2000, the effective date of the acquisition.

     The acquisition was funded with borrowings under our senior credit facility and $7.5 million of proceeds from the sale of common stock.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

     Carl F. Booth & Co., Inc. Regulation S-X compliant audited financial statements are not available at this time. The audited financial statements for the appropriate periods will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than July 25, 2000.

(b)      Pro forma financial information.

     Unaudited pro forma financial information reflecting the Carl F. Booth & Co., Inc. acquisition is not available at this time. The pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than July 25, 2000.

(c) Exhibits.

      Exhibit
        NO.                          EXHIBIT DESCRIPTION
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      3.25.1      Certificate of Formation and Certificate of Amendment of
                  Carl F. Booth & Co., LLC **

      3.25.2      Limited Liability Company Agreement of Carl F. Booth & Co.,
                  LLC **

       21.1       List of Subsidiaries of Registrant **


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     *   Previously filed
     **  Filed herewith



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              DECRANE HOLDINGS CO.
                                                  (Registrant)




May 25, 2000                       By:     /S/  RICHARD J. KAPLAN
                                           -----------------------------------
                                           Name:    Richard J. Kaplan
                                           Title:   Assistant Secretary and
                                                    Assistant Treasurer
                                                    (chief accounting officer)


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